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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 22, 2003

NETBANK, Inc.

Georgia (State or Other Jurisdiction of Incorporation)	0-22361 (Commission File Number)	58-2224352 (I.R.S. Employer Identification No.)

11475 Great Oaks Way
Suite 100
Alpharetta, Georgia 30022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (770) 343-6006

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits. The following materials are filed as exhibits to this current report:

Exhibit Number	Description of Exhibit
99	Press Release issued October 22, 2003

Item 12. Results of Operations and Financial Condition.

        On October 22, 2003, NetBank, Inc. ("NetBank") issued a press release regarding its financial results for the quarter ended September 30, 2003. The press release is attached as Exhibit 99 to this report and is incorporated by reference herein.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetBank, Inc. (Registrant)
Date: October 22, 2003	/s/ STEVEN F. HERBERT (Signature)
Steven F. Herbert Chief Financial Executive

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition.
SIGNATURES